UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) April 14, 2005
                                                      --------------------------

                             Cox Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                 North Carolina
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                 (State or Other Jurisdiction of Incorporation)

      0-08006                                                86-0220617
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(Commission File Number)                      (IRS Employer Identification No.)

               77 McAdenville Road, Belmont, North Carolina 28012
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (704) 825-8146
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[GRAPHIC OMITTED]
Item 8.01   Other Events

On April 14, 2005, Cox Technologies, Inc. (the "Registrant") issued a press release announcing setting a final liquidating cash distribution to shareholders of $0.0271 per share of Cox Technologies, Inc. common stock. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K, providing an update on the Registrant's activities.


[GRAPHIC OMITTED]

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibit.


The April 14, 2005 Cox Technologies,  Inc. press release is furnished as Exhibit
99.1 to this report.



[GRAPHIC OMITTED]
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COX TECHNOLOGIES, INC.
                                              a North Carolina corporation



Dated: April 14, 2005
                                              By: /s/  Brian D. Fletcher
                                              Co-Chief Executive Officer